Exhibit 99(b)

For Immediate Release                                                                                       Contact:    Bob DeFillippo

February 19, 2003                                                                                                                       973 802-4149

PRUDENTIAL FINANCIAL UPDATES EARNINGS GUIDANCE

Newark, NJ – Prudential Financial, Inc. (NYSE:PRU) announced today that it has updated its 2003 earnings guidance to reflect the agreement signed with Wachovia Corp. (NYSE:WB) to form a premier national retail financial advisory firm.

The company’s updated expectation of its Common Stock earnings per share, based on after-tax adjusted operating income, is in the range of $2.25 to $2.40 for the year 2003, giving effect to this transaction. Reflected in this expectation are one-time charges related to this transaction, which will be included in the company’s adjusted operating income, and are estimated to amount to approximately 25 cents per Common share in 2003. The updated 2003 expectation assumes continuation of all of Prudential’s other existing businesses and appreciation in the S&P 500 index of 8% for the year. In addition, Prudential Financial believes that following the completion of the integration period, in about 18 months, its investment in the new company will generate a return on equity in the mid-teens, assuming continued annual appreciation in the S&P 500 index of 8% through 2005. These expectations are subject to change if these assumptions are not realized and as discussed under “Forward Looking Statements” below.

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses and related adjustments, and results of divested businesses and discontinued operations. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. We believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

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Prudential Financial companies, with approximately $556 billion in total assets under management and administration as of December 31, 2002, serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services. For more information, visit www.prudential.com.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the transaction between Prudential and Wachovia, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the transaction; (ii) statements with respect to Prudential’s and Wachovia’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets”, and similar expressions. These statements are based upon the current beliefs and expectations of Prudential’s and Wachovia’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of Prudential and Wachovia that are to be contributed to the limited liability company will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Transaction may not be fully realized or realized within the expected time frame; (3) revenues following the Transaction may be lower than expected; (4) operating costs, customer loss and business disruption following the transaction including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the parties are unable to obtain governmental approvals of the transaction on the proposed terms and schedule; (6) competitive pressures among securities brokerage and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (7) the strength of the United States economy in general and the strength of the local economies in which the combined company formed in the Transaction will conduct operations may be different than expected; (8) changes in the U.S. and foreign legal and regulatory framework may impose additional burdens on the combined company formed in the Transaction or adversely affect its current or planned operations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions and the impact of such conditions on the combined company’s asset management and securities brokerage activities) could reduce trading volumes, decrease customer assets and have other adverse effects on the combined company’s operations; (10) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (11) inflation, interest rate, market and monetary fluctuations; (12) the timely development of competitive new products and services by the combined company formed in the Transaction and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by Wachovia; (14) the willingness of customers to substitute competitors’ products and services for products and services of the combined company; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Transaction, and the actual restructuring and other charges related thereto; (18) unanticipated regulatory or judicial proceedings; (19) the impact of changes in accounting policies; and (20) the impact on the combined businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (21) the success of the combined company at managing the risks involved in the foregoing.

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In addition, this Current Report on Form 8-K contains forward looking statements about Prudential’s expectations of Prudential common stock earnings per share for the year 2003 and the return on equity of Prudential’s investment in the transaction following the completion of the integration period. There can be no assurance that future developments affecting Prudential and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including without limitation: general economic, market and political conditions, including the performance of financial markets, interest rate fluctuations and the continuing impact of the events of September 11, 2001; volatility in the securities markets; reestimates of our reserves for future policy benefits and claims; changes in our assumptions related to deferred policy acquisition costs; our exposure to contingent liabilities; catastrophe losses; investment losses and defaults; changes in our claims-paying or credit ratings; competition in our product lines and for personnel; fluctuations in foreign currency exchange rates and foreign securities markets; risks to our international operations; the impact of changing regulation or accounting practices; Prudential’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; adverse litigation results; and changes in tax law.

Additional factors that could cause Prudential’s and Wachovia’s results to differ materially from those described in the forward-looking statements can be found in Prudential’s and Wachovia’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or others matters and attributable to Prudential or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Prudential and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.